EXHIBIT 21

ILLINOIS TOOL WORKS INC.
SUBSIDIARIES AND AFFILIATES
MARCH 2002

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

1245267 Ontario Limited	Subsidiary	100.00%	Canada
2945-5649 Quebec, Inc.	Subsidiary	100.00%	Canada
A 3 Sud S.r.l	Subsidiary	100.00%	Italy
A.J. Gerrard LLC	Subsidiary	100.00%	Delaware
Accu-Lube Manufacturing GmbH	Affiliate	50.00%	Germany
ACI Kardam Manufacturing Limited	Subsidiary	100.00%	Canada
Acme Flooring Limited	Subsidiary	100.00%	United Kingdom
ALMA Corp. S.A.R.L	Subsidiary	100.00%	France
Alubec Industries, Inc.	Subsidiary	100.00%	Canada
Arborite Inc.	Subsidiary	100.00%	Canada
Arcsmith Canada Inc.	Subsidiary	100.00%	Canada
Ausmark Poland Sp. z.o.o	Subsidiary	100.00%	Poland
AXA Power ApS	Subsidiary	100.00%	Denmark
Axel Akerman A/S	Subsidiary	100.00%	Denmark
Azon Pty. Limited	Subsidiary	100.00%	Australia
B.C. Immo S.C.I	Subsidiary	100.00%	France
B.C.H. S.A.S	Subsidiary	100.00%	France
Bailly Comte S.A.S	Subsidiary	100.00%	France
Balcony Servicos de Consultoria Unipessoal Lda	Subsidiary	100.00%	Madeira
Berkel Products Co. Limited	Subsidiary	100.00%	Canada
Berrington (UK) Ltd.	Subsidiary	100.00%	United Kingdom
BILCME L.L.C	Subsidiary	100.00%	Delaware
Binks Limited	Subsidiary	100.00%	United Kingdom
Bourgeois N.V	Subsidiary	100.00%	Belgium
Bourgeois Tricautt International	Affiliate	35.00%	France
Bourgeois Tricautt Regethermic Ind. S.A.	Affiliate	35.00%	France
BTRI S.A.	Affiliate	35.00%	France
Burseryds Bruk AB	Subsidiary	100.00%	Sweden
Carbim Duo-Fast do Brazil, Ltda.	Affiliate	50.00%	Brazil
Cema Maschine Fabrik GmbH	Subsidiary	100.00%	Germany
Cetram Pty. Limited	Subsidiary	100.00%	Australia
Champs Investment E.U.R.L	Subsidiary	100.00%	France
Childers Products Co. Ltd.	Subsidiary	100.00%	Canada
Clomarc Investment Corporation Limited	Subsidiary	100.00%	United Kingdom
Cofiva s.r.l	Subsidiary	100.00%	Italy
Comercializadora West Bend S.A. de C.V.	Subsidiary	100.00%	Mexico
COMET S.A.S. (Compagnie de Materiel et d’Equipements Techniques S.A.S.)	Subsidiary	100.00%	France

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

Compagnie Hobart S.A.S	Subsidiary	100.00%	France
Corporacion Coral S.A. de C.V.	Subsidiary	100.00%	Mexico
CPM S.A. (Comptoir des Products Mettalurgiques S.A.)	Subsidiary	100.00%	France
CS (Australasia) Limited	Subsidiary	100.00%	Bermuda
CS (Australia) Pty. Ltd.	Subsidiary	100.00%	Australia
CS (Europe) Holdings Ltd.	Subsidiary	100.00%	Bermuda
CS (Finance) Europe S.a.r.l	Subsidiary	100.00%	Luxembourg
CS (Holdings) Europe S.a.r.l	Subsidiary	100.00%	Luxembourg
CS Capital I L.L.C	Subsidiary	100.00%	Delaware
CS Financing I L.L.C	Subsidiary	100.00%	Delaware
CS Leasing GmbH	Subsidiary	100.00%	Germany
CS Packaging (Malaysia) Sdn Bhd	Affiliate	50.00%	Malaysia
CS Packaging Corporation Ltd.	Affiliate	50.00%	British Virgin Island
CS Packaging Corporation Ltd.	Affiliate	50.00%	Hong Kong
CS Packaging Corporation Pte. Ltd.	Affiliate	50.00%	Singapore
CS Packaging Corporation Shanghai Ltd.	Affiliate	50.00%	China
CS Packaging Investment Pte. Ltd.	Affiliate	50.00%	Singapore
CS PMI Holdings Inc.	Subsidiary	100.00%	Delaware
CS PMI Inc.	Subsidiary	100.00%	Delaware
CSE Germany GmbH Co. & KG	Subsidiary	100.00%	Germany
Cumberland Leasing Co.	Subsidiary	100.00%	Illinois
Cyclone Industries Pty. Ltd.	Subsidiary	100.00%	Australia
Cyklop Singapore Pte. Ltd.	Affiliate	50.00%	Singapore
Dacro B.V	Subsidiary	100.00%	Netherlands
D’Arnaud B.V	Subsidiary	100.00%	Netherlands
David Monclus S.A.	Subsidiary	100.00%	Spain
Decorative Sleeves (Ireland) Limited	Subsidiary	100.00%	Ireland
Decorative Sleeves Holdings Limited	Subsidiary	100.00%	United Kingdom
Decorative Sleeves Limited	Subsidiary	100.00%	United Kingdom
Devcon Limited	Subsidiary	100.00%	Ireland
DeVilbiss Equipamentos Para Pintura Industrial Ltda.	Subsidiary	100.00%	Brazil
DeVilbiss Europa Unterstuetzungskasse GmbH	Subsidiary	100.00%	Germany
DeVilbiss Ransburg de Mexico S.A. de C. V	Subsidiary	100.00%	Mexico
Diagraph Corporation Sdn. Bhd	Subsidiary	100.00%	Malaysia
Diagraph Europe Ltd.	Subsidiary	100.00%	United Kingdom
Diagraph Mexico, S.A. de C.V.	Subsidiary	100.00%	Mexico
Dinky Finance Invest S.a.r.l	Subsidiary	100.00%	Luxembourg
Duo-Fast (Singapore) Pte. Ltd.	Affiliate	50.00%	Singapore
Duo-Fast (U.K.) Limited	Subsidiary	100.00%	United Kingdom
Duo-Fast Corporation	Subsidiary	100.00%	Illinois
Duo-Fast CR, s.r.o	Subsidiary	100.00%	Czech Republic
Duo-Fast de Espana S.A.	Subsidiary	100.00%	Spain
Duo-Fast Distribucion Centro, S.A.	Subsidiary	100.00%	Spain
Duo-Fast France S.A.S	Subsidiary	100.00%	France
Duo-Fast GmbH	Subsidiary	100.00%	Germany
Duo-Fast Korea Co. Ltd.	Affiliate	49.00%	Korea
Duo-Fast Polska Sp. Z.o.o	Subsidiary	100.00%	Poland
Edgepack Limited	Subsidiary	100.00%	United Kingdom

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

Electrodos de Centroamérica S.A.	Affiliate	50.00%	Guatemala
Elga AB	Subsidiary	100.00%	Sweden
Elga Deutschland Schweisstechnik GmbH	Subsidiary	100.00%	Germany
Elga Saldatura s.r.l	Subsidiary	94.00%	Italy
Elga Skandinavian AS	Subsidiary	100.00%	Norway
Elga Soudage S.A.	Subsidiary	100.00%	France
Elga Welding Consumables Ltd.	Subsidiary	100.00%	United Kingdom
Elga Welding European B.V	Subsidiary	100.00%	Netherlands
Elga-Hitsaus Oy	Subsidiary	100.00%	Finland
Elleyse Financing SNC	Subsidiary	100.00%	France
Eltex-Elektrostatik-GmbH	Subsidiary	100.00%	Germany
Embalajes Agrupados SA	Affiliate	25.00%	Spain
Endra B.V	Subsidiary	100.00%	Netherlands
Envases Multipac, S.A. de C.V.	Affiliate	49.00%	Mexico
Epirez Australia Pty. Ltd.	Subsidiary	100.00%	Australia
Equipment Technique Service S.A.R.L	Subsidiary	100.00%	France
ERG Industrial Corporation Limited	Subsidiary	100.00%	United Kingdom
Etilab GmbH	Subsidiary	100.00%	Germany
Eurotec Refrigerazione S.r.l	Subsidiary	100.00%	Italy
Eurotec s.r.l	Subsidiary	100.00%	Italy
Fastener Imports Limited	Subsidiary	100.00%	Cayman Islands
FEG France Holdings, Inc.	Subsidiary	100.00%	Delaware
Florida Tile Industries, Inc.	Subsidiary	100.00%	Florida
Foster Refrigerator (U.K.) Limited	Subsidiary	100.00%	United Kingdom
Foster Refrigerator France S.A.	Subsidiary	100.00%	France
Foster Refrigerator Holdings GmbH	Subsidiary	100.00%	Germany
Foster Refrigerator Management Services Ltd.	Subsidiary	100.00%	United Kingdom
FTI Factors, Inc.	Subsidiary	100.00%	Delaware
Future Hope — Servicos De Marketing Lda	Subsidiary	100.00%	Madeira
Gaylord Industries (Europe) Limited	Subsidiary	100.00%	United Kingdom
Genious Development S.A.R.L	Subsidiary	100.00%	France
Gerhard Haugk GmbH	Subsidiary	100.00%	Germany
Gerrard Signode Pty. Limited	Subsidiary	100.00%	Australia
H. Bohl GmbH	Subsidiary	100.00%	Germany
H.A. Springer Far East Pte. Ltd.	Subsidiary	100.00%	Singapore
Halles Financing E.U.R.L	Subsidiary	100.00%	France
Haloila Vertrieb GmbH	Subsidiary	100.00%	Germany
Heger GmbH European Diamond Tools	Subsidiary	100.00%	Germany
Heistrap Industriesysteme GmbH	Subsidiary	100.00%	Germany
HFD af 18.December 1997 A/S	Subsidiary	100.00%	Denmark
Hobart (Japan) K.K	Subsidiary	100.00%	Japan
Hobart Andina S.A.	Subsidiary	100.00%	Columbia
Hobart Argentina S.A.	Subsidiary	100.00%	Argentina
Hobart Brothers (International) AG	Subsidiary	100.00%	Switzerland
Hobart Brothers Company	Subsidiary	100.00%	Ohio
Hobart Brothers International Limitada	Subsidiary	100.00%	Chile
Hobart Corporation	Subsidiary	100.00%	Delaware

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

Hobart Dayton Mexicana S.A. de C.V.	Subsidiary	100.00%	Mexico
Hobart do Brasil Ltd.	Subsidiary	100.00%	Brazil
Hobart Equipment Leasing Limited	Subsidiary	100.00%	United Kingdom
Hobart Food Equipment Co. Ltd.	Subsidiary	100.00%	China
Hobart Food Equipment Pty. Ltd.	Subsidiary	100.00%	Australia
Hobart Foster (South Africa) Pty. Ltd.	Subsidiary	100.00%	South Africa
Hobart Foster Belgium B.V.B.A	Subsidiary	100.00%	Belgium
Hobart Foster Holland B.V	Subsidiary	100.00%	Netherlands
Hobart Foster Scandanavia A/S	Subsidiary	100.00%	Denmark
Hobart Foster Techniek B.V	Subsidiary	100.00%	Netherlands
Hobart G.m.b.H	Subsidiary	100.00%	Germany
Hobart Holdings, Inc.	Subsidiary	100.00%	Delaware
Hobart Institute of Welding Technology	Subsidiary	100.00%	Ohio
Hobart International (Singapore) Pte. Ltd.	Subsidiary	100.00%	Singapore
Hobart International (South Asia), Inc.	Subsidiary	100.00%	Delaware
Hobart International, Inc.	Subsidiary	100.00%	Delaware
Hobart Korea Co. Ltd.	Subsidiary	100.00%	Korea
ITW Food Equipment Group LLC	Subsidiary	100.00%	Delaware
Hobart Manufacturing Co. Pty. Ltd.	Subsidiary	100.00%	Australia
Hobart Manufacturing Company Limited, The	Subsidiary	100.00%	United Kingdom
Hobart Sales & Service, Inc.	Subsidiary	100.00%	Ohio
Hopital Services Systemes S.A.S	Subsidiary	100.00%	France
Hylec Eletro Gibi (UK) Ltd.	Affiliate	33.00%	United Kingdom
I.T.W. Inc.	Subsidiary	100.00%	Illinois
ICBIL L.L.C	Subsidiary	100.00%	Delaware
Illinois Tool Works (ITW) Nederland B.V	Subsidiary	100.00%	Netherlands
Illinois Tool Works FSC Inc.	Subsidiary	100.00%	Barbados
IMSA ITW, S.A. de C.V.	Affiliate	50.00%	Mexico
IMSA Paslode, S.A. de C.V.	Affiliate	50.00%	Mexico
IMSA Signode, S.A. de C.V.	Affiliate	50.00%	Mexico
Industrias Regard	Affiliate	10.00%	Spain
Inmobillaria Cit., S.A. de C.F	Affiliate	49.00%	Mexico
Inox Equipment S.A.	Subsidiary	100.00%	France
Interstrap B.V	Subsidiary	100.00%	Netherlands
Isis SNC	Subsidiary	100.00%	France
ITW (Deutschland) GmbH	Subsidiary	100.00%	Germany
ITW (EU) Holdings Ltd.	Subsidiary	100.00%	Bermuda
ITW Administration GmbH	Subsidiary	100.00%	Germany
ITW AFC Pty. Limited	Subsidiary	100.00%	Australia
ITW Aircraft Investments Inc.	Subsidiary	100.00%	Delaware
ITW Ampang Industries Philippines, Inc.	Subsidiary	100.00%	Philippines
ITW Angleboard AB	Subsidiary	100.00%	Sweden
ITW Asia (Pte.) Limited	Subsidiary	100.00%	Singapore
ITW Australia Pty. Ltd.	Subsidiary	100.00%	Australia
ITW Austria Vertriebs GmbH	Subsidiary	100.00%	Austria
ITW Automotive Italia s.r.l	Subsidiary	100.00%	Italy
ITW Automotive Products GmbH	Subsidiary	100.00%	Germany

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

ITW Automotive Products GmbH & Co. K.G	Subsidiary	100.00%	Germany
ITW Befestigungssysteme GmbH	Subsidiary	100.00%	Germany
ITW Belgium S.p.r.l	Subsidiary	100.00%	Belgium
ITW Bevestigingssystemen B.V	Subsidiary	100.00%	Netherlands
ITW Binks Corporation	Subsidiary	100.00%	Delaware
ITW Brazilian Nominee L.L.C	Subsidiary	100.00%	Delaware
ITW Canada	Subsidiary	100.00%	Canada
ITW Canada Holdings Company	Subsidiary	100.00%	Canada
ITW Canada Management Inc.	Subsidiary	100.00%	Canada
ITW Cayman	Subsidiary	100.00%	Cayman Islands
ITW Chemical Products Ltda	Subsidiary	100.00%	Brazil
ITW Chemical Products Scandinavia ApS	Subsidiary	100.00%	Denmark
ITW Chemische Produkte GmbH	Subsidiary	100.00%	Germany
ITW China Components Inc.	Subsidiary	100.00%	Delaware
ITW Construction Products (Suzhou) Co. Ltd.	Subsidiary	100.00%	China
ITW Construction Products ApS	Subsidiary	100.00%	Denmark
ITW Construction Products B.V	Subsidiary	100.00%	Netherlands
ITW Construction Products Italy s.r.l	Subsidiary	100.00%	Italy
ITW Cupids L.L.C	Subsidiary	100.00%	Delaware
ITW de Argentina S.A.	Subsidiary	100.00%	Argentina
ITW de France S.A.S	Subsidiary	100.00%	France
ITW Decorating Swiss AG	Subsidiary	100.00%	Switzerland
ITW DelFast do Brasil Ltda.	Subsidiary	100.00%	Brazil
ITW Devcon Industriel Products GmbH	Subsidiary	100.00%	Germany
ITW do Brazil Industrial e Comercial Ltda.	Subsidiary	100.00%	Brazil
ITW Domestic Finance Company	Subsidiary	100.00%	Delaware
ITW Domestic Holdings Inc.	Subsidiary	100.00%	Delaware
ITW D-Tech Holdings GmbH	Subsidiary	100.00%	Germany
ITW Dynatec (Hong Kong) Limited	Affiliate	50.00%	Hong Kong
ITW Dynatec G.m.b.H	Subsidiary	100.00%	Germany
ITW Dynatec Kabushiki Kaisha	Subsidiary	100.00%	Japan
ITW Dynatec Singapore Pte. Ltd.	Affiliate	50.00%	Singapore
ITW Dynatec Thailand Ltd.	Affiliate	20.00%	Thailand
ITW Electronic Component Manufacturing Company d.o.o	Subsidiary	100.00%	Slovenia
ITW Electronic Components Packaging Systems, S. de R.L. de C.V.	Subsidiary	100.00%	Mexico
ITW Electronic Components Pte. Ltd.	Subsidiary	100.00%	Singapore
ITW Electronic Packaging (Malta) Ltd.	Subsidiary	100.00%	Malta
ITW Espana S.A.	Subsidiary	100.00%	Spain
ITW Fastex de Argentina S.A.	Subsidiary	100.00%	Argentina
ITW Fastex de Mexico S.A. de C.V.	Subsidiary	100.00%	Mexico
ITW Fastex France S.A.S	Subsidiary	100.00%	France
ITW Fastex Italia s.r.l	Subsidiary	100.00%	Italy
ITW Finance II L.L.C	Subsidiary	100.00%	Delaware
ITW Finance L.L.C	Subsidiary	100.00%	Delaware

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

ITW Finishing L.L.C	Subsidiary	100.00%	Delaware
ITW Foils B.V	Subsidiary	100.00%	Netherlands
ITW Foils Srl	Subsidiary	100.00%	Italy
ITW Gema AG	Subsidiary	100.00%	Switzerland
ITW Gema s.r.l	Subsidiary	100.00%	Italy
ITW Gunther Denmark ApS	Subsidiary	100.00%	Denmark
ITW Gunther GmbH	Subsidiary	100.00%	Germany
ITW Gunther S.A.S	Subsidiary	100.00%	France
ITW Henschel GmbH	Subsidiary	100.00%	Germany
ITW Holding France S.A.S	Subsidiary	100.00%	France
ITW Holdings Pty. Ltd.	Subsidiary	100.00%	Australia
ITW Holdings U.K	Subsidiary	100.00%	United Kingdom
ITW Hospitality Products Pty. Limited	Subsidiary	100.00%	Australia
ITW Industrial Components s.r.l	Subsidiary	100.00%	Italy
ITW Industry Co., Ltd.	Subsidiary	100.00%	Japan
ITW International Finance S.A.S	Subsidiary	100.00%	France
ITW International Holdings Inc.	Subsidiary	100.00%	Delaware
ITW Investments, Inc.	Subsidiary	100.00%	Delaware
ITW Ireland	Subsidiary	100.00%	Ireland
ITW Ireland Holdings	Subsidiary	100.00%	Ireland
ITW Italy Finance E.U.R.L	Subsidiary	100.00%	Italy
ITW Italy Holding S.r.l	Subsidiary	100.00%	Italy
ITW Jeju Industries Private Limited	Subsidiary	55.00%	India
ITW Leasing L.L.C	Subsidiary	100.00%	Delaware
ITW Limited	Subsidiary	100.00%	United Kingdom
ITW Litec S.A.S	Subsidiary	100.00%	France
ITW Ltd. Storbritannien Filal Sverige	Subsidiary	100.00%	Sweden
ITW Meritex (Singapore) Pte. Ltd.	Subsidiary	100.00%	Singapore
ITW Meritex Sdn. Bhd	Subsidiary	100.00%	Malaysia
ITW Mima Films L.L.C	Subsidiary	100.00%	Delaware
ITW Mima Holdings L.L.C	Subsidiary	100.00%	Delaware
ITW Mima Service S.A.S	Subsidiary	100.00%	France
ITW Mima Systems S.A.S	Subsidiary	100.00%	France
ITW Morlock GmbH	Subsidiary	100.00%	Germany
ITW Mortgage Investment I, Inc.	Subsidiary	100.00%	Delaware
ITW Mortgage Investment II, Inc.	Subsidiary	100.00%	Delaware
ITW Mortgage Investment III, Inc.	Subsidiary	100.00%	Delaware
ITW Mortgage Investment IV, Inc.	Subsidiary	100.00%	Delaware
ITW New Zealand Limited	Subsidiary	100.00%	New Zealand
ITW Nominees Ltd.	Subsidiary	100.00%	New Zealand
ITW Oberflaechentechnik GmbH, K.G	Subsidiary	100.00%	Germany
ITW Operations Pty. Ltd.	Subsidiary	100.00%	Australia
ITW P&F Holdings Pty. Ltd.	Subsidiary	100.00%	Australia
ITW Paris E.U.R.L	Subsidiary	100.00%	France
ITW Participations S.a.r.l.	Subsidiary	100.00%	Luxembourg
ITW Philippines Inc.	Subsidiary	100.00%	Philippines
ITW PMI International Investments, Inc.	Subsidiary	100.00%	Delaware
ITW PMI Investments, Inc.	Subsidiary	100.00%	Delaware
ITW Polska Sp. z.o.o	Subsidiary	100.00%	Poland
ITW Poly Mex, S.A. de C.V.	Subsidiary	100.00%	Mexico
ITW Poly Recycling GmbH	Subsidiary	100.00%	Switzerland

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

ITW Polymers & Fluids Group Pty. Ltd.	Subsidiary	100.00%	Australia
ITW Produits Chimiques S.A.S	Subsidiary	100.00%	France
ITW PSL Inc.	Subsidiary	100.00%	Delaware
ITW Residuals III L.L.C	Subsidiary	100.00%	Delaware
ITW Residuals IV L.L.C	Subsidiary	100.00%	Delaware
ITW Richmond Sdn. Bhd	Subsidiary	100.00%	Malaysia
ITW Rivex S.A.	Subsidiary	100.00%	France
ITW Scanimed S.A.S	Subsidiary	100.00%	France
ITW Service Inc.	Subsidiary	100.00%	Korea
ITW Shippers S.p.r.l	Subsidiary	100.00%	Belgium
ITW Signode Australasia Pty. Limited	Subsidiary	100.00%	Australia
ITW Signode Belgium B.V.B.A	Subsidiary	100.00%	Belgium
ITW Signode Holding GmbH	Subsidiary	100.00%	Germany
ITW Signode India Limited	Subsidiary	91.88%	India
ITW SMPI S.A.S	Subsidiary	100.00%	France
ITW South Africa L.L.C	Subsidiary	100.00%	Delaware
ITW SP Europe S.a.r.l	Subsidiary	100.00%	Luxembourg
ITW Specialty Film Co. Ltd.	Subsidiary	100.00%	Korea
ITW Strapping Co. I, S.A. de C.V.	Subsidiary	100.00%	Mexico
ITW Strapping Co. II, S.A. de C.V.	Subsidiary	100.00%	Mexico
ITW Stretch Packaging Systems L.L.C	Subsidiary	100.00%	Delaware
ITW Superannuation Fund 2 Pty. Ltd.	Subsidiary	100.00%	Australia
ITW Superannuation Fund Pty. Ltd.	Subsidiary	100.00%	Australia
ITW Surfaces & Finitions S.A.S	Subsidiary	100.00%	France
ITW Sverige AB	Subsidiary	100.00%	Sweden
ITW Switches Asia Ltd.	Subsidiary	100.00%	Taiwan
ITW Universal L.L.C	Subsidiary	100.00%	Delaware
ITW Welding Products Asia Pacific Pte. Limited	Subsidiary	100.00%	Singapore
ITW Welding Products Group S.A. de C.V.	Subsidiary	100.00%	Mexico
ITW Welding S.A.S	Subsidiary	100.00%	France
ITW-Canguru Rotulos Ltda.	Affiliate	50.00%	Brazil
ITW-Imaden Industria e Comercio Ltda.	Subsidiary	100.00%	Brazil
ITW-Siewer GmbH	Subsidiary	100.00%	Germany
ITW-Siewer Jarmutechnikai Bt	Subsidiary	100.00%	Hungary
ITW-Siewer Vagyonkezelo Kft	Subsidiary	100.00%	Hungary
James Glen Pty. Ltd.	Subsidiary	100.00%	Australia
Japit Inc.	Affiliate	35.80%	Japan
Jemco de Mexico, S.A. de C.V.	Subsidiary	100.00%	Mexico
K & K Welding Products, Inc.	Subsidiary	100.00%	Illinois
Kanto Power Fastening Co., Ltd.	Affiliate	10.74%	Japan
KC Metal Products Pty. Ltd.	Subsidiary	100.00%	Australia
Kema A/S	Subsidiary	100.00%	Denmark
Kinnears Pty. Ltd.	Subsidiary	100.00%	Australia
Kormag Industries e Comercio Ltda.	Affiliate	40.00%	Brazil
Krieger Heisspragefolien GmbH	Subsidiary	100.00%	Germany
Labels & Data Systems (UK) Limited	Subsidiary	100.00%	United Kingdom
Liljendals Bruk AB	Subsidiary	100.00%	Finland
Lombard Pressings Limited	Subsidiary	100.00%	United Kingdom

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

Loveshaw Corporation, The	Subsidiary	100.00%	Delaware
LSPS Inc.	Subsidiary	100.00%	Delaware
Lys Comet S.A.S	Subsidiary	100.00%	France
Lys Fusion Poland Sp. z.o.o	Subsidiary	100.00%	Poland
M.B. Velle Franche	Affiliate	23.10%	France
Magna Industrial Co. Limited	Subsidiary	100.00%	Hong Kong
Main Investment S.A.R.L	Subsidiary	100.00%	France
Manufacturing Avancee S.A.	Subsidiary	100.00%	Morocco
Maquilas y Componentes Industriaies, I S.A. de C.V.	Subsidiary	100.00%	Mexico
Mazel (1980) Limited	Subsidiary	100.00%	United Kingdom
Metales Industrializados, S.A. de C.V.	Affiliate	50.00%	Mexico
Metalflex d.o.o	Subsidiary	100.00%	Slovenia
Miller Electric Mfg. Co.	Subsidiary	100.00%	Wisconsin
Miller Europe s.r.l	Subsidiary	100.00%	Italy
Miller Insurance Ltd.	Subsidiary	100.00%	Bermuda
Mima Films L.L.C	Subsidiary	100.00%	Delaware
Mima Films S.a.r.l	Subsidiary	100.00%	Luxembourg
Mima Films SCA	Subsidiary	100.00%	Belgium
Morgan Polimer Seals, S. de R.L. de C.V.	Subsidiary	75.00%	Mexico
Morgan Polymers Seals, L.L.C	Subsidiary	75.00%	California
Mortgage Ally Inc.	Subsidiary	100.00%	Delaware
Nifco Hi-Cone Leasing Company Limited	Affiliate	40.00%	Japan
Nordic SA	Subsidiary	100.00%	France
Noza Holdings Pty. Ltd.	Subsidiary	100.00%	Australia
Odesign, Inc.	Subsidiary	100.00%	Illinois
Orgapack E.U.R.L	Subsidiary	100.00%	France
Orgapack GmbH	Subsidiary	100.00%	Switzerland
Oy M. Haloila AB	Subsidiary	100.00%	Finland
P.B. Sherman (London) Ltd.	Subsidiary	100.00%	United Kingdom
Packaging Leasing Systems Inc.	Subsidiary	80.00%	Delaware
Pack-Band Hagen GmbH	Subsidiary	65.00%	Germany
PanCon GmbH	Subsidiary	100.00%	Germany
Pennsylvania Pulp & Paper Company (d/b/a International Holographic Paper, Inc.)	Subsidiary	100.00%	Pennsylvania
Permaclad Products Ltd.	Subsidiary	100.00%	Canada
Phillips GSE, Ltd.	Subsidiary	100.00%	United Kingdom
PMI FEG Holland B.V	Subsidiary	100.00%	Netherlands
PMI Food Equipment (Hong Kong) Ltd.	Subsidiary	100.00%	Hong Kong
PMI Food Equipment Group (Malaysia), Inc.	Subsidiary	100.00%	Delaware
PMI Food Equipment Group Europe S.A.	Subsidiary	100.00%	France
PMI Food Equipment Group France S.A.S	Subsidiary	100.00%	France
Polimeros Morgan, S. de R.L. de C.V.	Subsidiary	75.00%	Mexico
Precor Incorporated	Subsidiary	100.00%	Delaware
Precor Products Limited	Subsidiary	100.00%	United Kingdom
Precor Sportgerate G.m.b.H	Subsidiary	100.00%	Germany
Premark Canada Inc.	Subsidiary	100.00%	Canada
Premark Export Sales, Inc.	Subsidiary	100.00%	Barbados

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

Premark FEG Beteiligungsgesellschaft m.b.H	Subsidiary	100.00%	Germany
Premark FEG G.m.b.H. & Co. KG	Subsidiary	100.00%	Germany
Premark FEG L.L.C	Subsidiary	100.00%	Delaware
Premark Finance Limited	Subsidairy	100.00%	United Kingdom
Premark FT Holdings, Inc.	Subsidiary	100.00%	Delaware
Premark HII Holdings, Inc.	Subsidiary	100.00%	Ohio
Premark Holdings	Subsidiary	100.00%	United Kingdom
Premark International Holdings B.V	Subsidiary	100.00%	Netherlands
Premark International, Inc.	Subsidiary	100.00%	Delaware
Premark N.V	Subsidiary	100.00%	Netherland Antilles
Premark RWP Holdings, Inc.	Subsidiary	100.00%	Delaware
Premark WB Holdings, Inc.	Subsidiary	100.00%	Delaware
Pronovia Plus s.r.o	Subsidiary	100.00%	Czech Republic
Pronovia s.r.o	Subsidiary	100.00%	Czech Republic
PT Cyklop Indo Utama	Affiliate	28.50%	Indonesia
Quimica TF, S.A. de C.V.	Subsidiary	100.00%	Mexico
R.H. Phillips & Sons (Engineering) Limited	Affiliate	40.00%	United Kingdom
Ramset (Thailand) Ltd.	Affiliate	49.00%	Thailand
Ramset Fasteners (Aust) Pty. Ltd.	Subsidiary	100.00%	Australia
Ramset Fasteners (Hong Kong) Ltd.	Subsidiary	100.00%	Hong Kong
Ramset Fasteners (Malaysia) Sdn. Berhad	Subsidiary	90.00%	Malaysia
Ramset Fasteners (SE Asia) Pte. Ltd.	Subsidiary	100.00%	Singapore
Ramset Fasteners Ltd.	Subsidiary	100.00%	United Kingdom
Ramset Philippines Inc.	Subsidiary	100.00%	Philippines
Ransburg Industrial Finishing K.K	Subsidiary	100.00%	Japan
Ransburg Manufacturing Corporation	Subsidiary	100.00%	Indiana
Resopal G.m.b.H	Subsidiary	100.00%	Germany
Richard Behrend Nachf, GmbH	Subsidiary	100.00%	Germany
Richmond Systempak Limited	Affiliate	49.25%	Hong Kong
Rivex Ltd.	Subsidiary	100.00%	United Kingdom
Rocol Far East Limited	Subsidiary	100.00%	Hong Kong
Rocol France S.A.	Subsidiary	100.00%	France
Rocol Group Limited	Subsidiary	100.00%	United Kingdom
Rocol Korea Limited	Subsidiary	100.00%	Korea
Rocol Limited	Subsidiary	100.00%	United Kingdom
Rocol Site Safety Systems Limited	Subsidiary	100.00%	United Kingdom
RS Industrie S.A.S	Subsidiary	100.00%	France
S.C. Bourgeois	Affiliate	35.00%	France
Sam Jung Signode Inc.	Subsidiary	70.00%	Korea
Sarsfield N.V	Subsidiary	100.00%	Netherland Antilles
Scanilec B.V	Subsidiary	100.00%	Netherlands
SCI des Baquets	Subsidiary	100.00%	France
SCI Rousseau	Subsidiary	100.00%	France
Scybele S.A.S	Subsidiary	100.00%	France
SEINE Investments EURL	Subsidiary	100.00%	France
SEM & BC S.A.S	Subsidiary	100.00%	France
Servicios de Ingenieria Aguascallentes, S. de R.L. de C.V.	Subsidiary	100.00%	Mexico
Servicios de Reynosa, S.A. de C.V.	Subsidiary	100.00%	Mexico
SG Invest Holdings GmbH	Subsidiary	100.00%	Germany

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

Shanghai ITW Plastic & Metal Company Limited	Subsidiary	93.00%	China
Sherman Allied Products Limited	Subsidiary	100.00%	United Kingdom
Sherman Treaters (North America) Inc.	Subsidiary	100.00%	Canada
Sherman Treaters Holdings Limited	Subsidiary	100.00%	United Kingdom
Sherman Treaters Limited	Subsidiary	100.00%	United Kingdom
Siddons Ramset Holdings Pty. Limited	Subsidiary	100.00%	Australia
Siewer Automotiv s.r.o	Subsidiary	100.00%	Czech Republic
Signode (Thailand) Limited	Subsidiary	100.00%	Thailand
Signode B.V	Subsidiary	100.00%	Netherlands
Signode Bernpak GmbH	Subsidiary	100.00%	Germany
Signode Brasileria S.A.	Subsidiary	60.00%	Brazil
Signode France S.A.S	Subsidiary	100.00%	France
Signode Ireland Limited	Affiliate	50.00%	United Kingdom
Signode Kabushiki Kaisha	Subsidiary	100.00%	Japan
Signode Manufacturing (Thailand) Limited	Subsidiary	100.00%	Thailand
Signode Packaging Systems Limited	Affiliate	20.00%	East Africa
Signode PGP Limited	Subsidiary	100.00%	United Kingdom
Signode Systems GmbH	Subsidiary	100.00%	Germany
Sima Industri A/S	Subsidiary	100.00%	Denmark
Simco (Nederland) B.V	Subsidiary	100.00%	Netherlands
Simco Japan, K.K	Subsidiary	100.00%	Japan
Societe Nouvelle Chevalier DMYR Equipment	Affiliate	23.10%	France
Solutions Group International Ltd.	Subsidiary	100.00%	Bermuda
Solutions Group Transaction Subsidiary Inc.	Subsidiary	100.00%	Delaware
Speedy Products, Inc.	Subsidiary	100.00%	Minnesota
Spes S.A.S	Subsidiary	100.00%	France
Spiroid Inc.	Subsidiary	100.00%	Delaware
SPIT S.A.S. (Societe de Prospection et d’Inventions Techniques S.A.S.)	Subsidiary	100.00%	France
SPL Group Limited	Subsidiary	100.00%	Australia
SRD Sarl (Societe de Rectification et de Decolletage SARL)	Subsidiary	100.00%	France
Stahl, S.A. de C.V.	Affiliate	50.00%	Mexico
Strapex (Canada) Corporation	Subsidiary	100.00%	Nova Scotia
Strapex ApS	Subsidiary	100.00%	Denmark
Strapex Embalagem L.d.a	Subsidiary	100.00%	Portugal
Strapex GmbH	Subsidiary	100.00%	Switzerland
Strapex GmbH	Subsidiary	100.00%	Germany
Strapex GmbH	Subsidiary	100.00%	Austria
Strapex Holding GmbH	Subsidiary	100.00%	Switzerland
Strapex Nederland B.V	Subsidiary	100.00%	Netherlands
Strapex S.A.S	Subsidiary	100.00%	France
Strapex S.p.r.l	Subsidiary	100.00%	Belgium
Strapex s.r.l	Subsidiary	100.00%	Italy
Strapex UK Limited	Subsidiary	100.00%	United Kingdom
Surfmill Ltd.	Subsidiary	100.00%	United Kingdom
Synertech GmbH	Subsidiary	100.00%	Germany
Tamanaco Holding B.V	Subsidiary	100.00%	Netherlands
Ten Plus GmbH	Subsidiary	100.00%	Germany
Ten Plus S.A.S	Subsidiary	100.00%	France

		PERCENT
COMPANY	RELATIONSHIP	OWNERSHIP	JURISDICTION

Texwipe Philippines, Inc.	Subsidiary	100.00%	Philippines
Texwipe Singapore Pte. Ltd.	Subsidiary	100.00%	Singapore
Thermal Media Transfer Limited	Subsidiary	100.00%	United Kingdom
Thimaix S.A.S	Subsidiary	100.00%	France
Tien Tai Eletrode Co., Ltd.	Affiliate	40.00%	Taiwan
Toolmatic B.V	Subsidiary	100.00%	Netherlands
Toolmatic B.V.B.A	Subsidiary	100.00%	Belgium
Transoliw Ltd.	Subsidiary	100.00%	United Kingdom
Trilectron Europe, Limited	Subsidiary	100.00%	United Kingdom
Triumph Financing E.U.R.L	Subsidiary	100.00%	France
Unipac Corporation	Subsidiary	100.00%	Canada
Unipac Limited	Subsidiary	100.00%	United Kingdom
Unipac, Inc.	Subsidiary	100.00%	Delaware
Val’ Outillage S.A.S	Subsidiary	100.00%	France
Valeron Holdings, Inc.	Subsidiary	100.00%	Delaware
Valeron Inc.	Subsidiary	100.00%	Delaware
Valeron Strength Films L.P.	Subsidiary	100.00%	Texas
Valeron Strength Films N.V	Subsidiary	100.00%	Belgium
Valeron Strength Films UK Limited	Subsidiary	100.00%	United Kingdom
Veneta Decalcogomme s.r.l	Subsidiary	100.00%	Italy
Victor Ridder GmbH & Co. KG	Subsidiary	100.00%	Germany
Wavebest Limited	Subsidiary	100.00%	United Kingdom
Welding Industries Ltd.	Subsidiary	100.00%	Australia
West Bend Company, The	Subsidiary	100.00%	Delaware
West Bend de Mexico S.A. de C.V.	Subsidiary	100.00%	Mexico
Wilsonart (Shanghai) Co. Ltd.	Subsidiary	100.00%	China
Wilsonart (Thailand) Co. Ltd.	Subsidiary	75.00%	Thailand
Wilsonart Holdings Limited	Subsidiary	100.00%	United Kingdom
Wilsonart Hong Kong Ltd.	Subsidiary	100.00%	Hong Kong
Wilsonart International Holdings, Inc.	Subsidiary	100.00%	Delaware
Wilsonart International, Inc.	Subsidiary	100.00%	Delaware
Wilsonart Korea Ltd.	Subsidiary	100.00%	Korea
Wilsonart Ltd.	Subsidiary	100.00%	United Kingdom
Wilsonart Singapore Pte. Ltd.	Subsidiary	100.00%	Singapore
Wilsonart South Africa (Pty.) Ltd.	Subsidiary	100.00%	South Africa
Wilsonart Taiwan Corp. Ltd.	Subsidiary	100.00%	Taiwan
Wolf Catering Equipment (U.K.) Ltd.	Subsidiary	100.00%	United Kingdom